Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated January 5, 2010, is between Link Resources Inc., a Nevada corporation (the “Company”), and each purchaser identified on Schedule A hereto (each, including their respective successors and assigns, an “Investor” and collectively, the “Investors”).

WHEREAS, in connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to each Investor units comprised of (i) $2 principal amount 8% convertible promissory notes (the “Notes”), which notes are convertible into shares (the “Conversion Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and (ii) warrants (the “Warrants”), which will be exercisable to purchase shares of Common Stock (as exercised collectively, the “Warrant Shares”); and

WHEREAS, in accordance with the terms of the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:

1.                 Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

(a)           “Additional Effectiveness Date” means the date the Additional Registration Statement is declared effective by the SEC.

(b)           “Additional Effectiveness Deadline” means the date which is sixty (60) calendar days after the Additional Filing Date or, in the event that the Registration Statement is subject to a review by the SEC, one-hundred and twenty (120) calendar days after the Additional Filing Date.

(c)           “Additional Filing Date” means the date on which the Additional Registration Statement is filed with the SEC.

(d)          “Additional Filing Deadline” means if Cutback Shares are required to be included in the Additional Registration Statement, one hundred eighty (180) days from the Initial Effective Date or the last Additional Effective Date, as applicable.

(e)          “Additional Registrable Securities” means, (i) any Cutback Shares not previously included on a Registration Statement and (ii) any share capital of the Company issued or issuable with respect to the Conversion Shares, the Warrants, the Warrant Shares or Cutback Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exercises of the Warrants.

(f)           “Additional Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering any Additional Registrable Securities.

(g)          “Additional Required Registration Amount” means any Cutback Shares not previously included on a Registration Statement, all subject to adjustment as provided in Section 2(f), without regard to any limitations on exercises of the Warrants, if any.

(h)          “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed and that the SEC is open for business.

(i)           “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

(j)           “Cutback Shares” means any of the Initial Required Registration Amount of Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415.

(k)          “Effective Date” means the Initial Effective Date and the Additional Effective Date, as applicable.

(l)           “Effectiveness Deadline” means the Initial Effectiveness Deadline and the Additional Effectiveness Deadline, as applicable.

(m)         “Filing Deadline” means the Initial Filing Deadline and the Additional Filing Deadline, as applicable.

(n)         “Initial Effective Date” means the date that the Registration Statement has been declared effective by the SEC.

(o)         “Initial Effectiveness Deadline” means the date: (i) in the event that the Registration Statement is subject to a review by the SEC, one hundred sixty (160) calendar days after the Initial Filing Deadline or (ii) the date which is within five (5) Business Days after the date on which the SEC informs the Company (A) that the SEC will not review such Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of such Registration Statement and the Company makes such request; provided that, if the Initial Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the SEC is authorized or required by law or other government actions to close, the Initial Effectiveness Deadline shall be the following Business Day.

(p)          “Initial Filing Deadline” means the date that is sixty (60) calendar days after the final Closing Date.

(q)          “Initial Registrable Securities” means (i) the Conversion Shares, (ii) the Warrant Shares and (iii) any capital stock of the Company issued or issuable, with respect to the Conversion Shares, the Warrant Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exercises of the Warrants.

(r)           “Initial Required Registration Amount” means (I) the sum of (i) the number of Conversion Shares issued and issuable pursuant to the Notes as of the trading day immediately preceding the applicable date of determination, and (ii) the number of Warrant Shares issued and issuable pursuant to the Warrants as of the trading day immediately preceding the applicable date of determination, all subject to adjustment as provided in Section 2(f), without regard to any limitations on exercises of the Warrants, if any or (II) such other amount as may be required by the staff of the SEC pursuant to Rule 415.

(s)          “Initial Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Initial Registrable Securities.

(t)           “Investor” means an Investor or any transferee or assignee thereof to whom a Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(u)          “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(v)          “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(w)         “Registrable Securities” means the Initial Registrable Securities and the Additional Registrable Securities.

(x)          “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

(y)          “Required Holders” means the holders of at least a majority of the Registrable Securities or the Investor Representative acting on behalf of such requisite number of holders.

(z)           “Required Registration Amount” means either the Initial Required Registration Amount or the Additional Required Registration Amount, as applicable.

(aa)        “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

(bb)        “SEC” means the United States Securities and Exchange Commission.

2.           Registration.

(a)         Mandatory Registration.  The Company shall prepare, and, as soon as practicable, but in no event later than the Initial Filing Deadline, file with the SEC the Registration Statement on Form S-1 covering the resale of all of the Registrable Securities.  The Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount determined as of the date the Registration Statement is initially filed with the SEC.  The Registration Statement shall contain customary “Selling Stockholders” and “Plan of Distribution” sections.  The Company shall use its commercially reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline.  By 9:30 a.m. New York time on the Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(b)         Additional Mandatory Registrations.  The Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-1 (or Form S-3 if available) covering the resale of all of the Additional Registrable Securities not previously registered on an Additional Registration Statement hereunder.  To the extent the staff of the SEC does not permit the Additional Required Registration Amount to be registered on an Additional Registration Statement, the Company shall file Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Additional Registrable Securities until the Additional Required Registration Amount has been registered with the SEC.  Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the Additional Required Registration Amount as of date the Registration Statement is initially filed with the SEC.  Each Additional Registration Statement shall contain customary “Selling Stockholders” and “Plan of Distribution” sections.  The Company shall use its commercially reasonable best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline.  By 9:30 a.m. New York time on the date following the Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(c)          Allocation of Registrable Securities.  The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC.  In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor.  Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.  In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders or the Investor Representative. If the SEC requires that the Company register less than the amount of Registrable Securities originally included on any Registration Statement at the time it was filed, the Registrable Securities on such Registration Statement shall be decreased on a pro rata basis and, unless otherwise requested by an Investor, the Warrant Shares included on such Registration Statement shall be decreased first.

(d)         Sufficient Number of Shares Registered.  In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(c), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on Form S-3, if available), or both, so as to cover at least the Required Registration Amount as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises.  The Company shall use its commercially reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.  For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90.

(e)         Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.  If: (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the respective Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the respective Effectiveness Deadline or (ii) on any day after the Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(m)) pursuant to such Registration Statement or otherwise (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, to register a sufficient number of shares of Common Stock or to maintain the listing of the Common Stock) (a “Maintenance Failure”) then, as liquidated damages (and in complete satisfaction and to the exclusion of any claims or remedies inuring to any holder of Registrable Securities) to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock, the Company shall pay to each holder of Registrable Securities relating to such Registration Statement their pro rata portion (based on the amount of Registrable Securities held) an amount in cash) equal to one percent (1%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of paid by the applicable Investor for the Registrable Securities included in such Registration Statement on each of the following dates: (i) 20 days following the date of a Filing Failure; (ii) 20 days following the date of an Effectiveness Failure; (iii) 30 days following the initial day of a Maintenance Failure; (iv) on every thirtieth day after the day of a Filing Failure and thereafter (pro rated for periods totaling less than thirty days) until such Filing Failure is cured; (v) on every thirtieth day after the day of an Effectiveness Failure and thereafter (pro rated for periods totaling less than thirty days) until such Effectiveness Failure is cured; and (vi) on every thirtieth day after the initial day of a Maintenance Failure and thereafter (pro rated for periods totaling less than thirty days) until such Maintenance Failure is cured.  The payments to which a holder of Registrable Securities shall be entitled pursuant to this Section 2(f) are referred to herein as “Registration Delay Payments.”  Notwithstanding anything herein or in the Securities Purchase Agreement to the contrary, in no event shall the aggregate amount of Registration Delay Payments exceed, in the aggregate, six percent (6%) of the aggregate Purchase Price paid by all Investors pursuant to the Securities Purchase Agreement.

3.           Related Obligations.  At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(d) or 2(e), the Company will use its commercially reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)         The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its commercially reasonable best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline).  The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of: (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144 (or any successor thereto) promulgated under the 1933 Act (“Rule 144”) or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”).  The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(b)        The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

(c)         The Company shall use its commercially reasonable best efforts to: (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(c), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Company shall promptly notify the Investor Representative of  the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(d)         The Company shall notify the Investor Representative in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(m), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission.  The Company shall also promptly notify the Investor Representative in writing when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective.

(e)         The Company shall use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor Representative of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f)          If any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request: (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance reasonably acceptable to such counsel and as is customarily given in an underwritten public offering, addressed to the Investors.

(g)         The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless: (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(h)         The Company shall use its commercially reasonable best efforts either to: (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(h).

(i)          The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(j)          If requested by an Investor, the Company shall as soon as practicable: (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

(k)         The Company shall use its commercially reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(l)          The Company shall otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(m)        Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly: (i) notify the Investor Representative in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify Investor Representative in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed twenty (20) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of sixty (60) days and the first day of any Grace Period must be at least five (5) Trading Days (as defined in the Securities Purchase Agreement) after the last day of any prior Grace Period (each, an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investor Representative receives the notice referred to in clause (i) and shall end on and include the later of the date the Investor Representative receives the notice referred to in clause (ii) and the date referred to in such notice.  The Company’s obligations under Section 3(f) shall not be applicable during and Allowable Grace Period.

4.           Obligations of the Investors.

(a)         At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Investor Representative in writing of the information the Company requires from each Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall, within five (5) Business Days of the Company’s request, furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)         Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c)         Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d) or 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus or receipt of notice that no supplement or amendment is required.

(d)         Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.           Expenses of Registration.  All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

6.           Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)         To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:  (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”).  Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees and reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a):  (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(b)         In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(c)         Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates.  The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d)        The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)         The indemnity agreements contained herein shall be in addition to: (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.           Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.           Reports Under the 1934 Act.  With a view to making available to the Investors the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees, for so long as Registrable Securities are outstanding, to:

(a)         make and keep public information available, as those terms are understood and defined in Rule 144;

(b)         file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)         furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, such information as may be reasonably and customarily requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.           Assignment of Registration Rights.  The rights under this Agreement shall be automatically assignable by the Investors to any permitted transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within five (5) Business Days after such assignment; (ii) the Company is, within five (5) Business Days after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10.         Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor Representative who shall have obtained the consent of the Requisite Holders.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.         Miscellaneous.

(a)         A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b)         Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered if delivered in accordance with Section 9.2 of the Securities Purchase Agreement.

(c)         Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)         All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

(e)         Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Note, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(f)          This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(g)         Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(h)         The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)          This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(j)          Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)         All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Investor Representative.

(l)          The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(m)        This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(n)         The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor.  Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

(o)         The Lead Placement Agent and any co-placement agent are intended third party beneficiaries of this Agreement and have all of the rights of an “Investor” under this Agreement and the shares of Common Stock issuable upon the exercise of the warrants issued to the Lead Placement Agent and any co-placement agent (and any capital stock of the Company issued or issuable, with respect to the warrants issued to the Lead Placement Agent or any co-placement agent as a result of any stock split, stock dividend, recapitalization, exchange, anti-dilution adjustment or similar event or otherwise, without regard to any limitations on exercises of the warrants, if any) constitute Registrable Securities for all purposes of this Agreement.  Notwithstanding the foregoing, neither the Lead Placement Agent nor the co-placement agent are entitled to any Registration Delay Payments.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

LINK RESOURCES INC.

By:	/s/ Hongwei Qu
Name: Hongwei QU
Title: President, CEO and Chairman

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Registration Rights Agreement
Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Registration Rights Agreement, dated as of _________________, 2010 (the “Agreement”), between the undersigned, Link Resources Inc., a Nevada corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned and (ii) purchase the securities of the Company appearing below, hereby agrees to purchase such securities from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.

IN WITNESS WHEREOF, the undersigned has executed the Agreement as of _____________________, 2010.

Name and Address, Fax No. and Social Security No./EIN of Investor:

Fax No.:

Soc. Sec. No./EIN:

If a partnership, corporation, trust or other business entity:

By:
Name:
Title:

If an individual:

Signature

Schedule A

SCHEDULE OF INVESTORS

No.	Investor Name	No. of Shares Subject to Notes	No. of Shares Subject to Warrant
1.	IRA FBO ROBERT STEPHEN ADAMS PERSHING LLC AS CUSTODIAN	50,000	50,000
2.	SELWYN ADELSON	30,000	30,000
3.	SYED HASNAT AHMED & MIRIAN F AHMED JT TEN	55,000	55,000
4.	AM-PER ENTERPRISES INC.	50,000	50,000
5.	DAVID ARITA TOD DTD 05/10/2009	25,000	25,000
6.	WILLIAM C ARTHUR BY PASS TRUST DATED 10/18/1990 UAD 10/18/90	21,600	21,600
7.	JAMES V. BACON TRUST DTD 09/14/1995 UAD 03/26/09	125,000	125,000
8.	IRA FBO JEFFREY P BAKER PERSHING LLC AS CUSTODIAN	25,000	25,000
9.	MICHAEL BALDWIN	25,000	25,000
10.	BALFOUR HOLLOW LLC	25,000	25,000
11.	THE SARAH J. BASLER LIVING TRUST UAD 07/02/98	25,000	25,000
12.	RICHARD E BENAMY	25,000	25,000
13.	MIDDLESEX ORTHO SURGEONS 401K FBO LAWRENCE BERSON	25,000	25,000
14.	JEFF BLACKBURN	25,000	25,000
15.	RONALD BOVASSO & LINDA BOVASSO JT TEN	25,000	25,000
16.	BRADLEY ANESTHESIOLOGY PC PROFT SHARING PLAN & TST	50,000	50,000
17.	TEN BRINK TRUST DATED 10/02/1986 UAD 10/02/86	50,000	50,000
18.	WHITE PINE PRODUCTIONS DEFINED BENEFIT PENSION PLN	25,000	25,000
19.	SEP FBO JAMES BROWN	45,000	45,000
20.	IRA FBO PAT BROWNE PERSHING LLC AS CUSTODIAN	25,000	25,000
21.	SCOTT BURNS	25,000	25,000
22.	ROBERT CARLSON & MICHELLE CARLSON JT TEN	25,000	25,000
23.	BRAD K CARR & ROXANE CARR JT TEN	25,000	25,000
24.	LOWELL CERISE	37,500	37,500
25.	SRC CORPORATION DEFINED BENEFIT PENSION PLAN	25,000	25,000
26.	DONALD T CLEMETSON	25,000	25,000
27.	ROLAND CRAM TOD DTD 06/03/2009	25,000	25,000
28.	INTEGRITY FUNDS LP	25,000	25,000
29.	THE 2000 JORGE &ELENA ECHEVERRIA FAMILY TRUST UAD 11/09/00	25,000	25,000
30.	IRA FBO HY ECHT PERSHING LLC AS CUSTODIAN	30,000	30,000
31.	IRA FBO RALPH DALE EDSON PERSHING LLC AS CUSTODIAN	50,000	50,000
32.	JONATHAN EDWARDS & VIRGINIA C ADAMS JT TEN	25,000	25,000

33.	THE ARTHUR EKLUND & JANET EKLUND 1998 INTER VIVOS TRUST	25,000	25,000
34.	STEVEN JAY EPSTEIN	25,000	25,000
35.	IRA FBO DONALD FAGEN PERSHING LLC AS CUSTODIAN	125,000	125,000
36.	SEP FBO VIC FERRER PERSHING LLC AS CUSTODIAN	25,000	25,000
37.	WALTER FRIESEN	75,000	75,000
38.	THE ALEXANDER GALUZ AND YANA GALUZ JT LIVING TST UAD 08/24/05	25,000	25,000
39.	ANDREW GARNOCK	50,000	50,000
40.	RICHARD GLASER MDDBPP AND TRUST	25,000	25,000
41.	THE GOLDSCHLAGER FAMILY TRUST UAD 06/24/04	25,000	25,000
42.	RICHARD GRIFF & JACKIE GRIFF JT TEN	50,000	50,000
43.	RICHARD D HELPPIE JR TRUST UAD 04/02/92	25,000	25,000
44.	HOWARD J HICKINGBOTHAM JR & SANDRA B HICKINGBOTHAM JT TEN	25,000	25,000
45.	THE ROBERT K HEIMANN LIVING TRUST UAD 07/24/01	25,000	25,000
46.	HOKE LIVING TRUST UAD 04/19/02	25,000	25,000
47.	ULRICH HONIGHAUSEN & AMANDA HONIGHAUSEN JT TEN	25,000	25,000
48.	HERSCHEL HUNTER TRUST UAD 11/30/88	25,000	25,000
49.	BERT HUNTSINGER	99,500	99,500
50.	INGRAM LIVING TRUST DATED 11/02/2005 UAD 11/02/05	25,000	25,000
51.	AJAY KALRA	40,000	40,000
52.	KARGES REVOCABLE INTERVIVOS TRUST UAD 04/29/85	25,000	25,000
53.	IRA FBO JON MURRAY KARKOW PERSHING LLC AS CUSTODIAN	25,000	25,000
54.	PATRICK KIRK & GLORIA KIRK JTWROS	25,000	25,000
55.	DARREL LEE KLOECKNER	25,000	25,000
56.	NORMAN S KRAMER & LINDA L KRAMER JT TEN	50,000	50,000
57.	IRA FBO THOMAS A LADNER PERSHING LLC AS CUSTODIAN	50,000	50,000
58.	SCOTT AND LORI LANGMACK FAMILY TRUST UAD 06/22/02	50,000	50,000
59.	SEP FBO CARTER LAREN PERSHING LLC AS CUSTODIAN	50,000	50,000
60.	DAVID W LARSON & JENNIFER L LARSON JT TEN	25,000	25,000
61.	SCOTT R. LENNES IRA LLC	50,000	50,000
62.	IRA FBO GREGG LINHOFF PERSHING LLC AS CUSTODIAN	55,000	55,000
63.	SEP FBO GEORGE MADARAZ PERSHING LLC AS CUSTODIAN	35,000	35,000
64.	SEP FBO GERALD E MANWILL PERSHING LLC AS CUSTODIAN	37,500	37,500
65.	DAVID MARBLE	25,000	25,000
66.	NORTHERN STAR GROWTH TRUST DTD 10/20/1998 UAD 10/20/98	25,000	25,000
67.	MITCHELL MARTIN & DEBORAH MARTIN JT TEN	25,000	25,000
68.	F BRENT MAY PS PLAN FBO JONI MAY	50,000	50,000
69.	STEPHEN P MCCARRON PSP-PERSHING LLC AS CUSTODIAN	50,000	50,000

70.	IRA FBO JOSEPH MCCARTHY PERSHING LLC AS CUSTODIAN	25,000	25,000
71.	ROD MCINTYRE TRUST U A DATED 5/1/01	25,000	25,000
72.	IRA FBO JERRY MCWILLIAMS PERSHING LLC AS CUSTODIAN	25,000	25,000
73.	THE MEISTER NON-EXEMPT MARITAL TRUST UAD 11/17/83	50,000	50,000
74.	CARLOS ALFONSO MERINO REV LIVING TRUST UAD 12/04/96	25,000	25,000
75.	IRA FBO MARK MITCHELL PERSHING LLC AS CUSTODIAN	25,000	25,000
76.	MARK R MITCHELL M.D. A MEDICAL CORPORATION	25,000	25,000
77.	MMH GROUP, LLC	47,900	47,900
78.	IRA FBO GERALD MONA PERSHING LLC AS CUSTODIAN	25,000	25,000
79.	KEVIN MOORE	37,500	37,500
80.	DEEPAK MUNJAL	25,000	25,000
81.	KENNETH H & MAUREEN K NASS CHARI REMAINDER UNITRUST UAD 06/07/05	50,000	50,000
82.	IRA FBO TIM NASS PERSHING LLC AS CUSTODIAN	31,000	31,000
83.	MARY NEIBERG	50,000	50,000
84.	KEVIN P O'NEILL & SUZANNE ODELL ONEILL JT TEN	25,000	25,000
85.	JOSEPH A & PAMELA M PANELLA LIVING TRUST 1 UAD 05/11/04	25,000	25,000
86.	BRENT PAULGER & SHARISSA PAULGER JT TEN	25,000	25,000
87.	TINA C PETERSON & HENDRIKUS M SCHRAVEN JT TEN	100,000	100,000
88.	E.A. PICKERING PAINTING INC.	30,000	30,000
89.	POM INVESTMENTS LLC	50,000	50,000
90.	BRUCE WALKER RAVENEL III	125,000	125,000
91.	M. CARL RICE SELF EMPLOYED RETIREMENT PLAN #1	125,000	125,000
92.	JOHN RUSSELL RIEDMUELLER & NICOLE CAMERON RIEDMUELLER TEN COM	25,000	25,000
93.	JOHN A RUPP TRUST UAD 03/25/94	25,000	25,000
94.	STEVEN V SANN TOD DTD 10/16/2009	25,000	25,000
95.	ROBERT C SAYSON & ALICE K SAYSON JT TEN	50,000	50,000
96.	PETER SCHORTMANN & SUSAN SCHORTMANN JT TEN	25,000	25,000
97.	KIMBERLY S SCHWENKE	25,000	25,000
98.	CHRISTIANNA SEIDEL SEPARATE PROPERTY TRUST UAD 11/05/99	25,000	25,000
99.	JAMES A SHEAHAN & MELODY K SHEAHAN JT TEN	50,000	50,000
100.	IRA FBO DONALD FRANCIS SHOFF PERSHING LLC AS CUSTODIAN	25,000	25,000
101.	JOHN D SMEAD	37,500	37,500
102.	MICHAEL J SPLITTGERBER & RENEE J SPLITTGERBER JT TEN	25,000	25,000
103.	IRA FBO DIANE SPOLUM PERSHING LLC AS CUSTODIAN	125,000	125,000
104.	SPONGBOB VENTURES II LLC	25,000	25,000
105.	AMY J STEFANIK REVOCABLE TRUST UAD 02/06/01	50,000	50,000

106.	IRA FBO LYNN ROLLINS STULL PERSHING LLC AS CUSTODIAN	25,000	25,000
107.	IRA FBO CHARLES SULLIVAN PERSHING LLC AS CUSTODIAN	25,000	25,000
108.	IRA FBO GERARD SURERUS PERSHING LLC AS CUSTODIAN	25,000	25,000
109.	IRA FBO JAMES A TAMBORELLO PERSHING LLC AS CUSTODIAN	50,000	50,000
110.	ABDOLHOSAYN TASLIMI & SHIDAN TASLIMI JT TEN	50,000	50,000
111.	MEHRAN M TASLIMI	250,000	250,000
112.	RUHA TASLIMI & SHIDAN TASLIMI JT TEN	50,000	50,000
113.	SHIDAN TASLIMI	250,000	250,000
114.	SUSANNE A TASLIMI	50,000	50,000
115.	TRILLION GROWTH CHINA LP	125,000	125,000
116.	ROBERT VECCHIONE	25,000	25,000
117.	IRA FBO MATTHEW A WALTON PERSHING LLC AS CUSTODIAN	55,000	55,000
118.	TIMOTHY M WEAVER	125,000	125,000
119.	GRAMERCY 87 LLC	25,000	25,000
120.	DIPAOLO WORTHINGTON FAMILY TRUST DTD 1/31/2008 UAD 01/31/08	50,000	50,000
121.	LAMBERT WU & LIYING CHU JT TEN	25,000	25,000
122.	WYMOND INVESTMENTS, LLC	250,000	250,000
123.	LAYNE YOSHIDA	25,000	25,000
124.	IRA FBO PAUL HARPER ZINK PERSHING LLC AS CUSTODIAN	25,000	25,000
125.	JAYHAWK PRIVATE EQUITY II, L.P.	250,000	250,000
126.	NORTH MILITARY LTD	100,000	100,000
127.	CHADDS FORD LTD	25,000	25,000
128.	CHARDAN SPAC ASSET MANAGEMENT	75,000	75,000